Equity Securities, Measurement Alternative Cumulative Gains (Losses) (Details) - Measurement alternative [Member] - Not held for trading [Member] - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Measurement Alternative Cumulative Gains (Losses)
Gross unrealized gains from observable price changes	$ 7,737	$ 7,457	$ 7,614
Gross unrealized losses from observable price changes	(100)	(53)	(44)
Impairment write-downs	$ (3,861)	$ (3,747)	$ (3,772)